UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
November 28, 2022
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Okta, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38044	26-4175727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 First Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices)

(888) 722-7871
(Registrant's telephone number, including area code)

___________________________________

___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OKTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On November 30, 2022, Okta, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended October 31, 2022.

A copy of the press release is attached as Exhibit 99.1.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 30, 2022, the Company announced that Susan St. Ledger, President, Worldwide Field Operations, intends to retire from her position with the Company effective as of January 31, 2023, the end of the Company’s fiscal year 2023.

Pursuant to a Separation Agreement and Release, dated November 28, 2022, between the Company and Ms. St. Ledger (the “Agreement”), Ms. St. Ledger will cease being an executive officer and President, Worldwide Field Operations effective as of the end of the day on January 31, 2023, and beginning February 1, 2023 will remain a non-executive employee to provide such transition and advisory services as requested by the Company through the earlier of (i) September 30, 2023 (the “Separation Date”) and (ii) such earlier date as determined by the Company or Ms. St. Ledger. Ms. St. Ledger will continue to receive her current annual base salary and her equity awards will continue to vest during such transition period with the Company. Ms. St. Ledger will be eligible for an annual cash performance bonus for fiscal year 2023 based on the achievement of corporate goals. In addition, if Ms. St. Ledger provides services through the Separation Date, Ms. St. Ledger will be eligible to receive, subject to Ms. St. Ledger executing and not revoking a general release of claims, (i) a lump sum cash payment equal to two months of her base salary and (ii) payment of her monthly COBRA premium for continued coverage under the Company’s health plans for two months following the Separation Date.

Item 7.01 - Regulation FD Disclosures
On November 30, 2022, the Company posted supplemental investor materials on its investor.okta.com website. The Company uses its investor.okta.com website as a means of disclosing material non-public information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website in addition to following its press releases, SEC filings and public conference calls and webcasts.

The information furnished in the current report on Form 8-K and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated November 30, 2022, issued by Okta, Inc.
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of November 2022.

Okta, Inc.

By:	/s/ Brett Tighe
Name:	Brett Tighe
Title:	Chief Financial Officer
(Principal Financial Officer)